UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                        --------------------------------
                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 16, 2007



                            HERITAGE FINANCIAL GROUP
                            ------------------------

             (Exact name of Registrant as specified in its charter)


       United States                 000-51305                45-0479535
       --------------                ---------                ----------
(State or Other Jurisdiction     (Commission File           (I.R.S. Employer
      of Incorporation)               Number)              Identification No.)

               721 North Westover Boulevard, Albany, Georgia 31707
               ---------------------------------------------------
                    (Address of principal executive offices)

                                 (229) 420-0000
                                 --------------
               Registrant's telephone number, including area code

                                 Not Applicable
                                 --------------
          (Former Name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On October 17, 2007, Heritage Financial Group (the "Company") issued a press release announcing its financial results for the third quarter and nine months ended September 30, 2007. The full text of the press release is set forth in Exhibit 99 to this Current Report on Form 8-K and is incorporated by reference herein.

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

     On October 16, 2007, the Company executed agreements that amended the Company's Supplemental Executive Retirement Plan. These agreements accelerated vesting for O. Leonard Dorminey, Chief Executive Officer of the Company, and Carol W. Slappey, President of HeritageBank of the South, so that they are now fully vested under the plan. This acceleration did not change the level of benefits payable to Mr. Dorminey and Ms. Slappey. Under the plan, Mr. Dorminey and Ms. Slappey will each receive 30% of their final average compensation, up to $95,000 per year, upon retirement for a period of 15 years. The Company also executed agreements that amended the Company's Directors' Retirement Plan. These agreements accelerated vesting for Directors Douglas J. McGinley, J. Lee Stanley and J. Keith Land, so that they are now fully vested in the plan. This acceleration did not change the level of benefits payable to Messrs. McGinley, Stanley and Land. Under the plan, Messrs. McGinley, Stanley and Land will each receive $1,000 per month for a period of 10 years upon their retirement from the Board.

ITEM 8.01.  OTHER EVENTS

     In the press release issued on October 17, 2007, the Company also announced that its Board of Directors has declared a regular quarterly cash dividend of $0.06 per common share. The dividend will be paid on November 16, 2007, to stockholders of record as of November 2, 2007.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

     (d)   Exhibits.

           99     Press Release dated October 17, 2007




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              HERITAGE FINANCIAL GROUP



Date:  October 17, 2007                       By:  /s/  T. Heath Fountain
                                                   -----------------------------
                                                   T. Heath Fountain
                                                   Senior Vice President and
                                                   Chief Financial Officer




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                                  EXHIBIT INDEX

Exhibit
Number          Description of Exhibit(s)
------          -------------------------

  99            Copy of press release issued by the Company on October 17, 2007.